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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2001


                             RALSTON PURINA COMPANY
             (Exact name of registrant as specified in its charter)


                                    Missouri
                 (State or other jurisdiction of incorporation)


      1-4582                                             43-0470580
(Commission File No.)                         (IRS Employer Identification No.)

                               Checkerboard Square
                            St. Louis, Missouri 63164
          (Address of principal executive offices, including ZIP code)



                                 (314) 982-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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                             RALSTON PURINA COMPANY
                                 CURRENT REPORT
                                   ON FORM 8-K

ITEM 7. EXHIBITS.

      (c)   Exhibits.

            99.1 Selected Remarks, Ralston Purina Company Annual Shareholders Meeting, January 25, 2001.

            99.2 Slide Show Presentation for Selected Remarks, Ralston Purina Company Annual Shareholders Meeting, January 25, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

            On January 25, 2001, at the annual shareholders meeting of Ralston Purina Company (the "Company"), a management presentation was made to shareholders and others present at the meeting. The presentation included remarks and a slide show presentation by the Company's Vice President and Chief Financial Officer, Mr. James R. Elsesser. A transcript reflecting the substance of these remarks, attached as Exhibit 99.1, and the slides presented, attached as Exhibit 99.2, are incorporated into this current report on Form 8-K by reference.

            This current report on Form 8-K, and the exhibits attached hereto, include forward-looking statements. Although the Company believes expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that may cause actual results to differ include competitive opportunities and risks, availability and prices of raw materials, government regulation and other unforeseen circumstances. This paragraph is intended to provide safe harbor for forward- looking statements, which are not required to be publicly revised as circumstances change.

            The furnishing of this information is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains is material investor information that is not otherwise publicly available.
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      (c)   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 25, 2001

                                    RALSTON PURINA COMPANY



                                    By:    /s/ Stanley M. Rea
                                           ----------------------------------
                                    Name:  Stanley M. Rea
                                    Title: Vice President and General Counsel
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                                  EXHIBIT LIST


  Exhibit
    No.                            Description
    ---                            -----------
    99.1     Selected Remarks, Ralston Purina Company Annual Shareholders
             Meeting, January 25, 2001.

    99.2     Slide Show Presentation for Selected Remarks, Ralston Purina
             Company Annual Shareholders Meeting, January 25, 2001.